                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                                CYBERONICS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                                CYBERONICS, INC.
                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                JANUARY 8, 1998

                            ------------------------

TO THE STOCKHOLDERS:

    NOTICE IS HEREBY GIVEN, that the Annual Meeting of Stockholders of Cyberonics, Inc., a Delaware corporation (the "Company"), will be held on Thursday, January 8, 1998, at 9:00 a.m., local time, at the South Shore Harbor Resort & Conference Center, 2500 South Shore Boulevard, League City, Texas, for the following purposes:

         1. To elect six directors to serve for the following year and until their successors are duly elected;

         2. To approve adoption of the Company's 1997 Stock Plan and the grant of certain options thereunder;

         3. To ratify the appointment of Arthur Andersen LLP as independent accountants of the Company for the fiscal year ending June 30, 1998; and

         4. To transact such other business as may properly come before the meeting or any adjournments thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    Only stockholders of record at the close of business on November 24, 1997, are entitled to notice of and to vote at the meeting.

    All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she previously returned a Proxy.

                                          Sincerely,

                                          ROBERT P. CUMMINS

                                          President and Chief Executive Officer

Webster, Texas
November 25, 1997

  ----------------------------------------------------------------------------

                                    IMPORTANT

  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                          THANK YOU FOR ACTING PROMPTLY
  ----------------------------------------------------------------------------

                                CYBERONICS, INC.
                               ------------------

                                PROXY STATEMENT

                             ---------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                JANUARY 8, 1998

                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    The enclosed proxy is solicited on behalf of Cyberonics, Inc. (the "Company") for the Annual Meeting of Stockholders to be held on Thursday, January 8, 1998, at 9:00 a.m., local time, at the South Shore Harbor Resort & Conference Center, 2500 South Shore Boulevard, League City, Texas or any adjournment or adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting.

    These Proxy solicitation materials were mailed on or about November 28, 1997 to all stockholders entitled to vote at the meeting.

RECORD DATE; OUTSTANDING SHARES

    Only stockholders of record at the close of business on November 24, 1997 (the "Record Date"), are entitled to receive notice of and to vote at the meeting. The outstanding voting securities of the Company as of such date consisted of 16,370,400 shares of Common Stock, $.01 par value. For information regarding holders of more than 5% of the outstanding Common Stock, see "Election of Directors--Securities Ownership of Certain Beneficial Owners and Management."

REVOCABILITY OF PROXIES

    The enclosed Proxy is revocable at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date. If a person who has executed and returned a proxy is present at the meeting and wishes to vote in person, he or she may elect to do so and thereby suspend the power of the proxy holders to vote his or her proxy.

VOTING AND SOLICITATION

    Every stockholder of record on the record date is entitled, for each share held, to one vote on each proposal or item that comes before the meeting. In the election of directors, each stockholder will be entitled to vote for six nominees and the six nominees with the greatest number of votes will be elected.

    The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation personally or by telephone, telecopy, or telegram.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

    The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

    While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of the quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal. In the absence of controlling president to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against a proposal.

    Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to a proposal.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

    Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's 1998 Annual Meeting must be received by the Company no later than July 2, 1998 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

                             ELECTION OF DIRECTORS

GENERAL

    A Board of six directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote all of the proxies received by them for the Company's six nominees named below. In the event that any of the nominees shall become unavailable, the proxy holders will vote in their discretion for a substitute nominee. It is not expected that any nominee will be unavailable. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders and until his successor has been elected and qualified.

VOTE REQUIRED

    The six nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy at the meeting and entitled to vote shall be elected to the Board of Directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no legal effect under Delaware law. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE NOMINEES LISTED BELOW.

    The names and certain information about the Company's nominees, including their ages as of June 30, 1997 are set forth below:

                                                                                                                  DIRECTOR
NAME                                       AGE                         PRINCIPAL OCCUPATION                         SINCE
-------------------------------------      ---      -----------------------------------------------------------  -----------
Robert P. Cummins....................          43   President and Chief Executive Officer of the Company               1988

Reese S. Terry, Jr...................          55   Chairman of the Board, Executive Vice President and                1987
                                                      Secretary of the Company

Stanley H. Appel, M.D................          64   Chairman, Baylor College of Medicine, Department of                1996
                                                      Neurology

Tony Coelho..........................          55   Chairman and Chief Executive Officer, ETC w/tci                    1997

Thomas A. Duerden, Ph.D..............          67   Independent Business Consultant                                    1989

Michael J. Strauss, M.D..............          44   Corporate Vice President and General Manager, Covance              1997
                                                      Health Economics and Outcomes Services, Inc.

    Except as set forth below, each of the nominees has been engaged in the principal occupation described above during the past five years. There is no family relationship between any director or executive officer of the Company.

    Mr. Cummins became a director of the Company in June 1988. He was appointed President and Chief Executive Officer of the Company in September 1995. Until September 1995, he was also a general partner of Vista Partners, L.P., a venture capital partnership which he joined in 1984, a general partner of Vista III Partners, L.P., a venture capital firm formed in 1986 and Vice President of Vista Ventures Inc., a venture capital advisory firm. Mr. Cummins is also a director of Sigma Circuits Inc., a manufacturer of electronic interconnect products.

    Mr. Terry co-founded the Company in December 1987 and served as a Director and Chief Executive Officer of the Company until February 1990, when he became Chairman of the Board and Executive Vice President. Mr. Terry has also served as Secretary of the Company from its inception and as President of the Company for four months in 1995. From 1976 to 1986, Mr. Terry held executive positions with Intermedics, Inc., a medical device and electronics company, including serving as Vice President of Engineering, Vice President of Corporate Technical Resources and, most recently, as Vice President of Quality.

    Dr. Appel has been a director of the Company since December 1996 and the chair of Company's Scientific Advisory Board since its formation in 1994. Since 1977, Dr. Appel has been Chairman of the Baylor College of Medicine Department of Neurology.

    Mr. Coelho has been a director of the Company since March 1997. Mr. Coelho is the Chairman and Chief Executive Officer of ETC w/tci, the Washington-based education, training and communications subsidiary of Tele-Communications, Inc., a position he held since October 1996. From January 1990 to September 1995, Mr. Coelho served as the President and Chief Executive Officer of Wertheim Schroder Investment Services, Inc., an asset management firm, and from October 1989 to September 1995, he served as Managing Director of Wertheim Schroder and Co., an investment banking firm. Mr. Coelho served in the United States House of Representatives as a Representative from California from 1979 to 1989, and served as House Majority Whip form 1986 to 1989. Mr. Coelho is also a member of the Board of Directors of Auto Lend Group, Inc., ICF Kaiser International, Inc., International Thoroughbred Breeders, Inc., Service Corporation International, TEI, Inc. and Tele-Communications, Inc.

    Dr. Duerden has been a director of the Company since March 1989 and an independent business consultant since January 1990. From December 1988 through January 1990, Dr. Duerden served as Chairman of the Board and Chief Executive Officer of Tonometrics, Inc., a medical diagnostic device company. From 1979 through 1988, Dr. Duerden served as Chairman and Chief Executive Officer of Electro Biology, Inc., an orthopedic device company.

    Dr. Strauss has been a director of the Company since March 1997. Since June 1988, Dr. Strauss served first as President and later as Corporate Vice President and General Manager at Covance Health Economics and Outcomes Services Inc. (formerly Health Technology Associates, Inc.), a consulting and research services firm specializing in third-party health care payment issues.

BOARD MEETINGS AND COMMITTEES

    The Board of Directors of the Company held a total of 9 meetings during the fiscal year ended June 30, 1997. The Board has an Audit Committee and a Compensation Committee. There is no nominating committee or other committee performing a similar function.

    The Audit Committee, which currently consists of Thomas A. Duerden and Michael J. Strauss, did not meet during the fiscal year ended June 30, 1997. This Committee recommends engagement of the Company's independent public accountants and is primarily responsible for approving the services performed by such accountants and for reviewing and evaluating the Company's accounting principals and its system of internal accounting controls.

    The Compensation Committee, which currently consists of director Tony Coelho and Stanley H. Appel, did not meet during the fiscal year ended June 30, 1997. This Committee establishes salary and incentive compensation of the executive officers of the Company and administers the Company's employee benefit plans. During the fiscal year ended June 30, 1997, compensation decisions were made by the Board of Directors.

    During the fiscal year ended June 30, 1997, all current directors attended at least seventy five percent of the meetings of the Board of Directors, with the exception of Mr. Coelho, who missed two of the four meetings held since he became a director.

BOARD COMPENSATION

    Directors do not receive any cash compensation for their services as members of the Board of Directors. Nonemployee directors are eligible for discretionary option grants under the Company's 1996 Option Plan. During fiscal 1997, each nonemployee director was granted an option to purchase 35,000 shares of Common Stock with an exercise price equal to the fair market value of the Common Stock on the date of grant. Such options vest as to 25% of the shares at the first meeting attended by a director following the date of grant of the option and 25% of the shares on each of the first three anniversaries of the date of grant based upon continued service on the Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth as of October 31, 1997 certain information with respect to the beneficial ownership of Cyberonics Common Stock (i) by each person known by Cyberonics to own beneficially more than five percent of the outstanding shares of Cyberonics Common Stock, (ii) by each director of Cyberonics, (iii) by each of the Chief Executive Officer and four other most highly paid executive officers of Cyberonics who earned over $100,000 in fiscal 1997 and (iv) by all directors and executive officers as a group. Except as otherwise noted below, Cyberonics knows of no agreements among its stockholders which relate to voting or investment of its shares of Cyberonics Common Stock.

                                                                                                       PERCENTAGE OF
                                                                                           SHARES       OUTSTANDING
                                                                                         BENEFICIALLY     SHARES
NAME OF BENEFICIAL OWNER                                                                  OWNED(1)       OWNED(1)
---------------------------------------------------------------------------------------  -----------  ---------------
St. Jude Medical, Inc.(2) .............................................................   2,181,818           13.3%
  One Lillehei Plaza
  St. Paul, MN 55117-9983

Vista III, L.P.(3) ....................................................................   1,179,903            7.2%
  36 Grove Street
  New Canaan, CT 06840

The Clark Estates(4) ..................................................................   1,226,208            7.5%
  30 Wall Street
  New York, NY 10005

Reese S. Terry, Jr.(5) ................................................................     981,271            6.0%
  c/o Cyberonics, Inc.
  17448 Highway 3, Suite 100
  Webster, TX 77598-4135

SmallCap World Fund Inc. ..............................................................     854,800            5.2%
  c/o Capital Research and Management
  333 South Hope Street
  Los Angeles, CA 90071

Wisconsin Investment Board ............................................................     718,000            4.4%
  P.O. Box 7842
  Madison, WI 53707

Robert P. Cummins(6)...................................................................     346,750            2.1%

John K. Bakewell(7)....................................................................     144,693          *

William H. Duffell(8)..................................................................     139,167          *

Shawn P. Lunney(9).....................................................................     140,060          *

Thomas A. Duerden, Ph.D.(10)...........................................................      42,250          *

Stanley H. Appel, M.D.(11).............................................................     113,750          *

Tony Coelho(12)........................................................................      23,417          *

Michael J. Strauss(13).................................................................       8,750          *

All executive officers and directors as a group (11 persons)(14).......................   2,209,654           12.6%

------------------------

  * Less than 1%

 (1) Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Cyberonics Common Stock subject to options and warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for computing the percentage holdings of the person holding such options but are not deemed outstanding for computing the percentage holdings of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of Cyberonics Common Stock shown as beneficially owned by them.

 (2) St. Jude acquired these shares pursuant a Common Stock Purchase Agreement dated April 8, 1996, which acquisition closed in July 1996. In connection with the Stock Purchase Agreement, St. Jude also entered into a Stockholders' Agreement which provides, among other things, that St. Jude will not acquire additional shares of Common Stock. In addition, St. Jude has agreed that, through July 1, 1998, it will vote its shares of Common Stock in favor of director nominees as recommended by the Board of Directors and, for so long as it holds any Common Stock, to vote its shares of Common Stock on all other matters submitted to the stockholders for a vote as recommended by the Board of Directors or in the same proportion as the votes cast by all other stockholders. Finally, St. Jude has agreed with the Company not to sell or otherwise dispose of its shares of Common Stock on or before March 31, 1998.

 (3) Mr. Cummins, the Chief Executive Officer, President and a director of Cyberonics, is a limited partner of the partnership that controls Vista III, L.P.

 (4) Pursuant to a letter agreement dated March 28, 1997, the Clark Estates is entitled to designate one person to serve on the Company's Board of Directors for as long as the Clark Estates retains at least 600,000 of the aggregate of 901,408 shares of Common Stock purchased on such date by parties affiliated with the Clark Estates. To date, the Clark Estates has not exercised this right.

 (5) Includes 148,500 shares held in trusts for the benefit of Mr. Terry's children of which Mr. Terry serves as trustee. Also includes 45,271 shares subject to options exercisable on or before December 31, 1997.

 (6) Includes 5,000 shares held in trust for the benefit of Mr. Cummins' daughter of which Mr. Cummins serves as trustee. Also includes 301,250 shares subject to options exercisable on or before December 31, 1997. Excludes shares held by Vista III, L.P. as to which Mr. Cummins disclaims beneficial ownership except to the extent of his pecuniary interest therein.

 (7) Includes 143,563 shares subject to options exercisable on or before December 31, 1997.

 (8) Includes 128,975 shares subject to options exercisable on or before December 31, 1997.

 (9) Includes 132,935 shares subject to options exercisable on or before December 31, 1997.

 (10) Includes 18,750 shares subject to options exercisable on or before December 31, 1997.

 (11) Includes 58,750 shares subject to options exercisable on or before December 31, 1997.

 (12) Includes 23,417 shares subject to options exercisable on or before December 31, 1997.

 (13) Includes 8,750 shares subject to options exercisable on or before December 31, 1997.

 (14) Includes 1,131,207 shares subject to options held by executive officers and directors, which options are exercisable on or before December 31, 1997. Also includes shares which may be determined to be beneficially owned by executive officers and directors. See Notes 5 through 13.

PERFORMANCE GRAPH

    The following graph compares the cumulative total return to stockholders, assuming reinvestment of all dividends, of the Company's Common Stock since February 11, 1993 (the date the Company first became subject to the reporting requirements of the Exchange Act) to the cumulative total return over such period of (i) the Standard & Poor's 500 Index and (ii) the Standard & Poor's Medical Products & Supplies Index. The graph assumes that $100 was invested on February 11, 1993 in the Common Stock of the Company and in each of the comparative indices. The graph further assumes that such amount was initially invested in the Common Stock of the Company at a price of $12.00 per share, the price at which such stock was first offered to the public by the Company on that date. The information contained in the Performance Graph shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               2/11/93    6/30/93    6/30/94    6/30/95    6/30/96    6/30/97
Cyberonics, Inc.                  $100       77.1       64.6       33.3         50       64.6
Standard & Poor's 500 Index       $100      100.6       99.2      121.7      149.8      197.7
Standard & Poor's                 $100       83.2       78.4      118.3      153.6      201.5
Medical Products &
Supplies Index

EXECUTIVE COMPENSATION

    SUMMARY COMPENSATION TABLE. The following table sets forth the compensation paid by the Company for the year ended June 30, 1997 to the Chief Executive Officer and each of the other most highly compensated executive officers of the Company whose total compensation exceeded $100,000 (collectively, the "Named Executive Officers"):

                                                             LONG-TERM
                                                            COMPENSATION
                                              ANNUAL           AWARDS
                                           COMPENSATION     ------------
                                        ------------------   SECURITIES
                                FISCAL   SALARY    BONUS     UNDERLYING    ALL OTHER
NAME AND PRINCIPAL POSITION      YEAR     ($)       ($)     OPTIONS (#)   COMPENSATION
------------------------------  ------  --------  --------  ------------  -----------
Robert P. Cummins(1) .........   1997   196,596    68,530       356,000      294(2)
  President and Chief            1996   140,758    32,930        50,000    8,194(2)(3)
  Executive Officer

Reese S. Terry, Jr. ..........   1997   146,693    32,596        63,500    6,705(2)
  Chairman of the Board and      1996   130,880    32,950            --    5,321(2)
  Executive Vice President       1995   127,746    11,158        20,000    5,544(2)

William H. Duffell, Jr.(4) ...   1997   157,356    32,963        90,000   13,952(5)
  Vice President, Clinical and   1996   150,000    27,886            --   27,881(6)
  Regulatory Affairs             1995    23,077     5,000        85,000       --

John K. Bakewell .............   1997   131,187    29,527       135,000      263(2)
  Vice President Finance and     1996   105,052    27,537            --      225(2)
  Administration and Chief       1995   101,620     8,630        55,000      226(2)
  Financial Officer

Shawn P. Lunney ..............   1997   119,423    54,744       137,750      231(2)
  Vice President, Marketing

------------------------

(1) Mr. Cummins became an executive officer of the Company in fiscal 1996.

(2) Represents premiums paid by the Company for term life insurance, the benefits of which are payable to beneficiaries designated by the Named Executive Officer.

(3) Includes $7,900 paid to Mr. Cummins in fiscal 1996 as a travel/auto allowance.

(4) Mr. Duffell joined the Company late in fiscal 1995. Mr. Duffell's bonus in fiscal 1996 includes a $10,000 bonus related to Mr. Duffell's relocation to Houston.

(5) Represents $332 paid by the Company for term life insurance and $13,620 paid to Mr. Duffell for expenses related to relocation to Houston.

(6) Represents $315 paid by the Company for term life insurance and $27,566 paid to Mr. Duffell for expenses related to relocation to Houston.

    OPTION GRANTS IN LAST FISCAL YEAR. The following table sets forth each grant of stock options made during the year ended June 30, 1997 to each of the Named Executive Officers:

                                                                                                   POTENTIAL
                                                                                                REALIZABLE VALUE
                                                         INDIVIDUAL GRANTS                     AT ASSUMED ANNUAL
                                        ----------------------------------------------------     RATES OF STOCK
                                        NUMBER OF      PERCENT OF                              PRICE APPRECIATION
                                        SECURITIES        TOTAL                                    FOR OPTION
                                        UNDERLYING   OPTIONS GRANTED   EXERCISE                    TERM($)(2)
                                         OPTIONS     TO EMPLOYEES IN    PRICE     EXPIRATION   ------------------
NAME                                    GRANTED(#)   FISCAL YEAR(1)     ($/SH)       DATE        5%        10%
--------------------------------------  ----------   ---------------   --------   ----------   -------  ---------
Robert P. Cummins.....................     2,000(3)        0.1%         $3.06      06/01/03      2,318      5,342
                                           2,000(3)        0.1%         $3.06      07/05/04      2,776      6,589
                                           2,000(3)        0.1%         $3.06      06/01/05      3,183      7,749
                                          50,000(3)        2.6%         $3.06      10/11/05     83,391    204,912
                                         300,000          15.8%         $3.06      11/01/06    577,325  1,463,056

Reese S. Terry, Jr....................    20,000(3)        1.1%         $3.06      09/20/04     28,488     67,920
                                          43,500           2.3%         $3.06      11/01/06     83,712    212,143

John K. Bakewell......................    45,000(3)        2.4%         $3.06      05/10/03     51,388    118,151
                                          15,000(3)        0.8%         $3.06      09/20/04     21,366     50,940
                                          75,000           4.0%         $3.06      11/01/06    144,331    365,764

William H. Duffell, Jr................    90,000           4.8%         $3.06      11/01/06    173,197    438,917

Shawn P. Lunney.......................     3,000(3)        0.2%         $3.06      12/09/02      3,172      7,213
                                          10,000(3)        0.5%         $3.06      03/25/03     11,249     25,805
                                          15,000(3)        0.8%         $3.06      09/20/04     21,640     51,812
                                         104,750           5.5%         $3.06      11/01/06    201,583    510,850

--------------------------

(1) Total number of shares subject to options granted to employees in fiscal 1997 was 1,893,388, which number includes options granted to employee directors.

(2) Potential realizable value is based on an assumption that the stock price appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the ten-year option term. These numbers are calculated based on the requirements promulgated by the SEC and do not reflect the Company's estimate of future stock price growth.

(3) In November 1996, the Company repriced stock options that had an exercise price in excess of the fair market value in effect on the date of repricing. The option grants indicated reflect previously granted options that were repriced as if such options had been newly granted in November 1996.

    AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
VALUES. The following table sets forth, for each of the Names Executive Officers, each exercise of stock options during the fiscal year ended June 30, 1997 and the year-end value of unexercised options:

                                                                 NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                                UNDERLYING UNEXERCISED           IN-THE-MONEY
                                   SHARES                         OPTIONS AT FISCAL           OPTIONS AT FISCAL
                                 ACQUIRED ON       VALUE              YEAR-END:                   YEAR-END:
NAME                             EXERCISE(#)   REALIZED($)(1) EXERCISABLE/UNEXERCISABLE(2) EXERCISABLE/UNEXERCISABLE(3)
------------------------------  -------------  -------------  --------------------------  --------------------------
Robert P. Cummins.............       --             --             176,750/181,250            $829,078/$850,063
Reese S. Terry, Jr............       --             --              27,219/36,281             $127,657/$170,158
John K. Bakewell..............       --             --              104,355/70,645            $481,771/$327,629
William H. Duffell, Jr........       --             --              83,542/91,458             $382,708/$421,892
Shawn P. Lunney...............        7,125      $  29,231          86,081/74,669             $399,546/$349,802

------------------------

(1) Represents market value of underlying securities at date of exercise less option exercise price.

(2) Options granted by the Company are generally vest over a four-year period such that 12.5% of the shares subject to the option vest on the six month anniversary of the grant date, and 1/48 of the optioned shares vest each month thereafter until fully vested.

(3) Market value of underlying securities at fiscal year-end ($7.75/per share) minus the exercise price.

    TEN YEAR OPTION REPRICINGS. In November 1996, the Company extended an offer to all optionees to reprice options then held by them with exercise prices above the then prevailing market price. The following table sets forth information with respect to stock options held by executive officers of the Company that were repriced in November 1996. No other option repricings involving executive officers have occurred. The Report on Executive Compensation and Repricing of Options set forth below describes the rationale of the Board of Directors behind the repricing.

                                                                                                                  LENGTH
                                                                                                                (IN YEARS)
                                                   NUMBER OF                                                    OF ORIGINAL
                                                  SECURITIES     MARKET PRICE                                   OPTION TERM
                                                  UNDERLYING       OF STOCK      EXERCISE PRICE       NEW      REMAINING AT
                                      DATE OF       OPTIONS       AT TIME OF       AT TIME OF      EXERCISE       DATE OF
NAME                                 REPRICING    REPRICED(#)    REPRICING($)     REPRICING($)     PRICE($)      REPRICING
----------------------------------  -----------  -------------  ---------------  ---------------  -----------  -------------
Robert P. Cummins ................     11/1/96         2,000       $    3.06        $    8.00      $    3.06           6.6
  President and Chief Executive        11/1/96         2,000       $    3.06        $    7.50      $    3.06           7.6
  Officer                              11/1/96         2,000       $    3.06        $    4.00      $    3.06           8.6
                                       11/1/96        50,000       $    3.06        $    4.75      $    3.06           8.9

John K. Bakewell .................     11/1/96        45,000       $    3.06        $    7.75      $    3.06           6.5
  Vice President, Finance and          11/1/96        15,000       $    3.06        $    4.75      $    3.06           7.9
  Administration and Chief
  Financial Officer

Stephen D. Ford ..................     11/1/96        20,000       $    3.06        $    6.50      $    3.06           6.3
  Vice President, Manufacturing        11/1/96        20,000       $    3.06        $    4.75      $    3.06           7.9
                                       11/1/96        25,000       $    3.06        $    3.25      $    3.06           8.5

Shawn P. Lunney ..................     11/1/96         3,000       $    3.06        $    5.25      $    3.06           6.1
  Vice President, Marketing            11/1/96        10,000       $    3.06        $    5.25      $    3.06           6.4
                                       11/1/96        15,000       $    3.06        $    4.75      $    3.06           7.9
                                       12/9/94         3,000       $    3.50        $    7.00      $    5.25           8.0
                                       12/9/94        10,000       $    3.50        $    6.50      $    5.25           8.3

Reese S. Terry, Jr. ..............     11/1/96        20,000       $    3.06        $    4.75      $    3.06           7.9
  Chairman of the Board and
  Executive Vice President

REPORT ON EXECUTIVE COMPENSATION AND STOCK OPTION REPRICING

    The following Report of the Board of Directors describes the compensation policies and rationale applicable to the Company's executive officers with respect to the compensation paid to such executive officers for the year ended June 30, 1997, as well as the Board's rationale for the stock option repricing effected in late fiscal 1997. The information contained in the reports shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission nor shall such information be incorporated by reference into any previous or future filing under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that the Company specifically incorporates it by reference into such filing.

    TO THE STOCKHOLDERS:

    The period beginning in mid-fiscal 1996 and running through fiscal 1997 was a period year of substantial transition for Cyberonics which was reflected in the actions taken with respect to executive compensation during the period. The Company entered into fiscal 1997 with a compensation committee consisting of only one outside director, Dr. Duerden. In mid year, Dr. Appel was added to the Compensation Committee and, in June 1997, the Compensation Committee was restructured, with Dr. Duerden dropping off and Mr. Coelho joining of the Committee. Given the transitions facing the Company, as well as the transitions on the Compensation Committee during fiscal 1997, the Board of Directors took direct responsibility for executive compensation decisions during the year. The Board of Directors expects the

Compensation Committee to resume normal responsibility for executive compensation decisions going forward.

    The primary factor affecting the Company's executive compensation decisions during fiscal 1997 was the acquisition agreement which the Company entered into in April 1996 with St. Jude Medical, Inc. ("St. Jude"). That agreement gave St. Jude the right, but not the obligation to acquire the Company. St. Jude's right to acquire Cyberonics expired unexercised in October 1996. The acquisition agreement with St. Jude provided that Cyberonics could not change the compensation of its executive officers from the levels prevailing before the agreement was entered into. Accordingly, through October 1996, executive compensation was held at the levels established in fiscal 1996.

    Following expiration of St. Jude's option to acquire the Company, the Board of Directors reviewed the compensation levels of the Company's executive officers. While the agreement with St. Jude was in effect, significant momentum had been built toward transitioning Cyberonics' employees, including most executive officers, to St. Jude. In addition, during fiscal 1996, the Company entered into agreements with its key employees, including executive officers, which were designed to provide incentives for the contracting employees to stay with Cyberonics through the acquisition and with the surviving entity following the acquisition. When the acquisition option expired unexercised, the primary concern of the Board of Directors was to keep the management team intact and focused on pursuing the Company's key regulatory objectives.

    COMPENSATION POLICY

    The Company's executive compensation policies are designed to attract, retain and motivate the highly skilled executive officers upon whose performance the Company is dependent by providing compensation packages competitive with those provided by similarly situated companies with whom the Company competes for key employees. It is the Company's policy that compensation of executive officers should include base compensation coupled with stock-based incentive opportunities and cash bonuses. The Company does not contribute to any retirement programs on behalf of any employees. Compensation levels for all employees, including executive officers, are generally established for each fiscal year near the beginning of the fiscal year.

    BASE SALARIES

    Base salaries for all employees are generally set at levels that are viewed as competitive. Base salaries for fiscal 1997 were established at the beginning of fiscal 1997, and generally reflected increases of 3% to 6% over fiscal 1996 levels. The level of increase for specific executive officers was determined by comparing salaries paid by the Company with those paid by similarly situated companies. In addition, in November 1996, executive compensation levels were reviewed in light of expiration of St. Jude's option to acquire the Company and the need to retain officers, many of whom were seeking or had secured alternative employment in contemplation of the St. Jude transaction being completed. As a result of this review, the base salary level of certain officers was increased modestly.

    BONUSES

    The Company generally establishes target bonus levels for executive officers at the same time that annual salary levels are established for the fiscal year. For fiscal 1997, maximum bonus levels were set at 30% of base salary, the same as fiscal 1996. Bonus payout is generally tied to a number of Company-wide performance goals. Based upon Company performance during fiscal 1997, and in particular the regulatory approvals achieved by the Company, executive officers were paid 100% of their potential bonuses.

    STOCK OPTION AWARDS

    Following expiration of the St. Jude option to acquire the Company, the Board of Directors believed that it was critical to provide adequate long term incentives for key employees, including executive officers, to remain with the Company notwithstanding the uncertainty presented by expiration of the St. Jude agreement. Accordingly, the Board evaluated the levels of options held by all employees, and granted additional options to substantially all employees. With respect to all employees (including executive officers), option grants were made to bring employees to a level of option holdings based upon their functional level within the Company. The same arrangement was made for executive officers (other than Reese Terry who, because of his status as a founder and major stockholder of the Company, received a lesser level of options).

    COMPENSATION OF CHIEF EXECUTIVE OFFICER

    Mr. Cummins became an executive officer of the Company in September 1995, and entered into an Employment Agreement at that time. In April 1996, Mr. Cummins' employment agreement was extended to run through December 31, 1996. At the time Mr. Cummins became an executive officer of the Company, the Company was contemplating effecting an acquisition or other similar transaction in the near term. Accordingly, Mr. Cummins' compensation was structured primarily to reward success of a change of control transaction. In particular, Mr. Cummins' compensation package included a substantial bonus payout if a change of control of the Company were accomplished within a specified period. Mr. Cummins base salary ($150,000 per year) and option grant (50,000 shares) were set at relatively modest levels for a chief executive officer given the narrow role he was expected to play.

    In connection with the expiration of the St. Jude acquisition option, and based upon Mr. Cummins' performance on behalf of the Company since becoming an executive officer, the Board acknowledged that Mr. Cummins role had shifted from a temporary, limited purpose role to that of a customary chief executive officer with and indefinite employment period and full management responsibility. Accordingly, it was determined that Mr. Cummins' compensation, and in particular Mr. Cummins' option holdings should be adjusted to fully reflect the responsibilities of his position. The Board accordingly increased Mr. Cummins' base salary to $200,000 per year and granted Mr. Cummins an option to purchase an additional 300,000 shares of Common Stock at an exercise price equal to the fair market value as of the date of grant.

    REPRICING OF OPTIONS

    As indicated above, in November 1996 (shortly after St. Jude's option to acquire Cyberonics expired), the Board of Directors met to review and take action upon a number of compensation issues. One issue of concern to the Board of Directors was the fact that the trading price of the Company's Common Stock had decreased significantly following expiration of the St. Jude acquisition option and, as a result, many employees including executive officers were holding stock options with exercise prices that were higher than the prevailing market price of the Company's Common Stock. As a result, these options were failing to provide the long term incentive for which they were intended. Moreover, given the uncertainty facing Cyberonics following expiration of the St. Jude option, the Board of Directors believed that it was critically important that the Company retain its employees, including its executive officers. Accordingly, in November 1996, the Board elected to extend an offer to all optionees (including executive officers and non-employee directors) holding stock options with exercise prices higher than the prevailing market price for shares of the Company's Common Stock ($3.06) the opportunity to reprice such "underwater" options to $3.06 per share.

    Repriced options retained their original vesting provisions and term. As a condition to the repricing, however, optionees agreed that the repriced options would not be exercisable until the earlier of (i) December 31, 1997 or (ii) that date on which the United States Food and Drug Administration

Advisory Panel recommends approval of the Company's then pending Pre-Market Approval Application. (The FDA Advisory Panel recommended such approval on June 27, 1997.)

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    During fiscal 1997, compensation decisions were made by the entire Board of Directors. Messrs. Cummins and Terry participated in deliberations regarding compensation of executive officers but abstained from decisions relating to their own compensation. No other member of the Company's Board of Directors has previously served as an officer of the Company or any of its subsidiaries.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC"). Such officers, directors and ten-percent stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely on its review of the copies of such forms received by it, the Company believes that, for the fiscal year ended June 30, 1997, all Section 16(a) filing requirements applicable to its officers, directors and ten-percent stockholders were complied with.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Certain stockholders of the Company, including Messrs. Cummins and Terry, Drs. Appel and Duffell and venture capital firms formerly affiliated with Mr. Cummins, are entitled to certain registration rights with respect to the Common Stock and certain stock options held by them.

    In March 1997, the Company sold an aggregate of 1,534,374 shares of its Common Stock to a group of investors for $4.44 per share. The price of the Common Stock was determined in arm's length negotiations between the Company and the lead investor (which was not affiliated with the Company), and was based largely upon the prevailing market price of the Company's Common Stock at the time the terms of the financing were negotiated. Mr. Cummins, Dr. Appel, Dr. Duffell and a family member of Mr. Lunney purchased an aggregate of 82,627 shares of Common Stock in such financing on the same terms as all other investors.

    The Company's Bylaws provide that the Company is required to indemnify its officers and directors to the fullest extent permitted by Delaware law, including those circumstances in which indemnification would otherwise be discretionary, and that the Company is required to advance expenses to its officers and directors as incurred. Further, the Company has entered into indemnification agreements with its officers and directors. The Company believes that its charter and bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

    The Company believes that all of the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. All future transactions between the Company and its officers, directors, principal stockholders and affiliates will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors on the Board of Directors, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

                      PROPOSAL TO APPROVE 1997 STOCK PLAN

BACKGROUND

    In October 1997, the Board of Directors adopted the 1997 Stock Plan and reserved 1,000,000 shares of Common Stock for issuance thereunder. The 1997 Stock Plan was adopted by the Board because it determined that the Company did not have a sufficient number of shares available for issuance under the Company's prior option plans. The Board of Directors is seeking stockholder approval of the 1997 Stock Plan. In addition, as described below, the Company has granted certain stock options SUBJECT TO STOCKHOLDER APPROVAL of the 1997 Stock Plan. Accordingly, a vote "FOR" approval of the 1997 Stock Plan also constitutes approval of the option grants described below.

    Prior to adoption of this 1997 Stock Plan, the Company had the following option plans in effect:

        The 1988 Incentive Stock Plan was adopted in 1988 and, as of October 31, 1997, a total of 2,000,000 shares of Common Stock had been reserved for issuance under such Plan, of which options to purchase 703,699 shares had been exercised, options to purchase 1,261,702 shares were outstanding and 34,599 shares were available for future grant.

        The 1996 Stock Option Plan was adopted in 1996 and, as of October 31, 1997, a total of 2,000,000 shares of Common Stock had been reserved for issuance under such Plan, of which options to purchase 28,002 shares had been exercised, options to purchase 1,918,243 shares were outstanding and 53,755 shares were available for grant.

    NEW PLAN BENEFITS. The following table sets forth the number of options that will be granted under the 1997 Stock Plan: (i) to the Named Executive Officers; (ii) all executive officers as a group; (iii) all non-employee directors as a group; and (iv) to all employees excluding executive officers:

                                                                                NUMBER OF SHARES
NAME AND POSITION                                                               TO BE RECEIVED(1)
------------------------------------------------------------------------------  -----------------
Robert P. Cummins ............................................................         250,000
  President and Chief Executive Officer

John K. Bakewell .............................................................          50,000
  Vice President, Finance and Administration, Chief Financial Officer

Stephen D. Ford ..............................................................          50,000
  Vice President, Manufacturing

Shawn P. Lunney ..............................................................          50,000
  Vice President, Marketing

Reese S. Terry, Jr. ..........................................................         --
  Executive Vice President

All Executive Officers as a Group (6 persons).................................         500,000

All Non-Employee Directors as a Group (4 persons).............................         --

All Employees, excluding Executive Officers(2)................................         500,000

------------------------

(1) Information reflects actual options granted pursuant to the 1997 Stock Plan as of October 31, 1997. Although the Board of Directors has no present intention to do so, as described below, the Board of Directors has the discretion to grant additional options to the executive officers or to non-employee directors. To the extent that additional options are granted to executive officers or non-employee directors, the number of shares available for issuance to employees excluding executive officers would be reduced.

(2) Includes 75,000 shares subject to options granted in October 1997 and 425,000 shares remaining available for future grant.

    In the Fall of 1997, the Compensation Committee of the Board of Directors conducted a review of the stock options held by the Company's executive officers and certain other senior employees. This review revealed that approximately 80% of the options held by such persons were vested. The Compensation Committee determined that, in order to retain the Company's officers and senior employees, and provide them incentives to continue to contribute to the success of the Company, it was necessary to grant such persons additional options. Accordingly, in October 1997, the Company granted the stock options set forth in the preceding table (the "October 1997 Options"). Each of the October 1997 Options will vest ratably over a five-year period from the date of grant. The exercise price of the October 1997 Options will be the closing price of the Company's Common Stock as reported on the Nasdaq National Market on the day preceding the date of the Company's Annual Meeting of Stockholders. The grant of the October 1997 Options is conditioned upon the stockholders approving the 1997 Stock Plan. In the event that the stockholders do not approve such plan, the October 1997 Options will be void. The Compensation Committee and the Board of Directors as a whole believes that approval of the 1997 Stock Plan (and implicit approval of the October 1997 Options) is important to the Company and in the best interests of the Company's stockholders.

    SECTION 162(m). In 1993, Section 162(m) was added to the Internal Revenue Code of 1986, as amended. Section 162(m) limits the Company's deduction in any one fiscal year for federal income tax purposes to $1,000,000 per person with respect to the Company's Chief Executive Officer and its four other highest paid executive officers who are employed on the last day of the fiscal year unless the compensation was not otherwise subject to the deduction limit. Grants under the 1997 Stock Plan will not be subject to the deduction limitation if the stockholders approve the 1997 Stock Plan, including the option grant limitations described below.

    The approval of the adoption of the 1997 Stock Plan requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock represented, in person or by proxy, and voting at the Annual Meeting. THE COMPENSATION COMMITTEE AND THE BOARD OF DIRECTORS AS A WHOLE RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE 1997 STOCK PLAN.

SUMMARY OF THE 1997 STOCK PLAN

    GENERAL. The purpose of the 1997 Stock Plan is to attract and retain the best available persons for positions of substantial responsibility with the Company, to provide additional incentive to the employees, directors and consultants of the Company and to promote the success of the Company's business. Options granted under the 1997 Stock Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-statutory stock options. In addition, awards of, as well as rights to purchase, shares of the Company's common stock ("Stock Rights") may be granted under the 1997 Stock Plan.

    ADMINISTRATION. The 1997 Stock Plan may generally be administered by the Compensation Committee of the Board (the "Administrator"). Subject to the other provisions of the 1997 Stock Plan, the Board has the authority to (i) interpret the 1997 Stock Plan and apply its provisions; (ii) prescribe, amend or rescind rules and regulations relating to the 1997 Stock Plan; (iii) select the persons to whom options and Stock Rights are to be granted; (iv) determine the number of shares to be made subject to each option or Stock Right; (v) reduce the exercise price of any option to the then current fair market value; (vi) prescribe the terms and conditions of each option or Stock Right; (vii) amend any outstanding option or Stock Right, subject to applicable legal and 1997 Stock Plan restrictions; (viii) authorize any person to execute, on behalf of the Company, any instrument required to effect the grant of an option or Stock Right; and
(ix) take any other actions deemed necessary or advisable for the administration of the 1997 Stock Plan. All decisions, interpretations and other actions of the Administrator shall be final and binding on all holders of options and Stock Rights and on all persons deriving their rights therefrom.

    ELIGIBILITY, LIMITATIONS. Non-statutory stock options and Stock Rights may be granted under the 1997 Stock Plan to employees, directors and consultants of the Company or any parent or subsidiary of the Company. Incentive stock options may be granted only to employees of the Company or any parent or subsidiary of the Company.

    As discussed above, Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. In order to preserve the Company's ability to deduct the compensation income associated with options granted to such persons, the 1997 Stock Plan provides that no employee may be granted, in any fiscal year of the Company, options to purchase more than 350,000 shares of common stock. Notwithstanding this limit, however, in connection with an employee's initial employment, he or she may be granted options to purchase up to an additional 50,000 shares of common stock.

    TERMS AND CONDITIONS OF OPTIONS. Each option granted under the 1997 Stock Plan is evidenced by a written stock option agreement between the Company and the optionee, and is subject to the following additional terms and conditions:

        (a) EXERCISE PRICE. The Administrator determines the exercise price of options at the time the options are granted. The exercise of an incentive stock option may not be less than 100% of the fair market value of the common stock on the date such option is granted; provided, however, the exercise of an incentive stock option granted to a 10% stockholder may not be less than 110% of the fair market value of the common stock on the date such option is granted. The fair market value of the common stock is generally determined with reference to the closing sale price for the common stock (or the closing bid if no sales were reported) on the last market trading day prior to the date the option is granted. The exercise price of a non-statutory stock option may be determined by the Administrator, provided however, the exercise price of a non-statutory stock option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code may not be less than 100% of the fair market value of the common stock on the date of grant.

        (b) EXERCISE OF OPTION. The Administrator determines when options become exercisable, and may in its discretion, accelerate the vesting of any outstanding option.

        (c) FORM OF CONSIDERATION. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The 1997 Stock Plan permits payment to be made by cash, check, promissory note, other shares of common stock of the Company (with some restrictions), cashless exercise, a reduction in the amount of any Company liability to the optionee, any other form of consideration permitted by applicable law, or any combination thereof.

        (d) TERM OF OPTION. The term of an incentive stock option may be no more than ten years from the date of grant; provided that in the case of an incentive stock option granted to a 10% stockholder, the term of the option may be no more than five years from the date of grant. No option may be exercised after the expiration of its term.

        (e) TERMINATION OF EMPLOYMENT. If an optionee's employment, directorship or consulting relationship terminates for any reason (other than death or disability), then all options held by the optionee under the 1997 Stock Plan expire on the earlier of: (i) the date set forth in his or her notice of grant or stock option agreement; or (ii) the expiration date of such option. To the extent the option is exercisable at the time of such termination, the optionee may exercise all or part of his or her option at any time before its termination.

        (f) PERMANENT DISABILITY; DEATH. If an optionee's employment, directorship or consulting relationship terminates as a result of permanent and total disability (as defined in the Code) or death, then all options held by such optionee under the 1997 Stock Plan will generally expire on the earlier of: (i) twelve months from the date of termination of optionee's employment; or (ii) the expiration date of the option. The optionee or, if applicable, the executor or other legal representative of the optionee's estate may exercise all or part of the optionee's option at any time before such expiration to the extent that such option was exercisable at the time of termination of employment.

        (g) NONTRANSFERABILITY OF OPTIONS. Options granted under the 1997 Stock Plan generally are not transferable other than by will or the laws of descent and distribution, and generally may be exercised during the optionee's lifetime only by the optionee.

        (h) VALUE LIMITATION. If the aggregate fair market value of all shares of common stock subject to an optionee's incentive stock option which are exercisable for the first time during any calendar year exceeds $100,000, the excess portion of such option will be treated as a non-statutory stock option.

        (i) OTHER PROVISIONS. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the 1997 Stock Plan as may be determined by the Administrator.

    STOCK RIGHTS. A Stock Right may award the recipient common stock or may give the recipient the right to purchase common stock. Shares received or purchased pursuant to a Stock Right are subject to a restricted stock agreement between the Company and the recipient. Unless the Administrator determines otherwise, the restricted stock agreement shall give the Company a reacquisition option exercisable upon the voluntary or involuntary termination of the recipient's employment or consulting relationship with the Company for any reason (including death and disability). The acquisition price for any shares reacquired by the Company shall be the original price paid by the recipient, if any. The reacquisition option lapses at a rate determined by the Administrator. A Stock Right and the stock acquired pursuant thereto (while restricted) is generally nontransferable other than by will or the laws of descent and distribution.

    ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar changes in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments will be made in the number and class of shares of stock subject to the 1997 Stock Plan, the number and class of shares of stock subject to any option or Stock Right outstanding under the 1997 Stock Plan, and the exercise price of any such award. In the event of a liquidation or dissolution, any unexercised options will terminate. The Administrator may, in its discretion, provide that each optionee will fully vest in and have the right to exercise the optionee's option or Stock Right as to all of the optioned stock, and shall release all restrictions on any restricted stock prior to the consummation of the liquidation or dissolution.

    In connection with any merger, consolidation, acquisition of assets or like occurrence involving the Company that is not a change of control, each outstanding option or Stock Right shall be assumed or an equivalent option or right substituted by the successor corporation. If the successor corporation refuses to assume the options or Stock Rights or to substitute substantially equivalent options or rights, the optionee shall fully vest in and have the right to exercise the option or Stock Right as to all of the optioned stock and any restrictions shall lapse with respect to restricted stock. In such event, the Administrator shall notify the optionee that the option or Stock Right is fully vested and exercisable for fifteen (15) days from the date of such notice, that the option or Stock Right shall terminate upon expiration of such period, and that all restrictions have lapsed with respect to their restricted shares.

    In connection with any change of control of the Company, the optionee shall fully vest in and have the right to exercise the optionee's options or Stock Rights as to all of the optioned stock, and any restrictions shall lapse with respect to any unreleased restricted stock. In such event, the Administrator shall notify the optionee that the option or Stock Right is fully vested and exercisable for fifteen (15) days from the date of such notice, that the option or Stock Purchase Right shall terminate upon expiration of such period, and that restrictions have been released on restricted shares. A change of control is defined to include certain mergers, asset sales, or consolidations, the acquisition of more than fifty percent (50%) of the Company by any person or certain changes in the composition of the Board of Directors.

    AMENDMENT AND TERMINATION OF THE 1997 STOCK PLAN. The Board may amend, alter, suspend or terminate the 1997 Stock Plan, or any part thereof, at any time and for any reason. No such action by the Board or stockholders may alter or impair any option or Stock Right previously granted under the 1997 Stock Plan without the written consent of the optionee/recipient. Unless terminated earlier, the 1997 Stock Plan will terminate ten years from the date of its approval by the stockholders or the Board, whichever is earlier.

FEDERAL INCOME TAX CONSEQUENCES

    INCENTIVE STOCK OPTIONS. An optionee who is granted an incentive stock option does not generally recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or
(ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is an officer, director, or 10% stockholder of the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

    NON-STATUTORY STOCK OPTIONS. An optionee does not recognize any taxable income at the time he or she is granted a non-statutory stock option. Upon exercise, the optionee recognizes taxable income generally by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

    STOCK RIGHTS. Restricted stock is generally acquired pursuant to Stock Rights. At the time of acquisition, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. As a result, the recipient will not generally recognize ordinary income at the time of acquisition. Instead, the recipient will recognize ordinary income on the dates when the stock ceases to be subject to a substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to the Company's right to reacquire the stock upon the recipient's termination of employment with the Company. At such times, the recipient will recognize ordinary income measured as the difference between the purchase price (if any) and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture.

    The purchaser may accelerate to the date of acquisition his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period, by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company. Different rules may apply if the purchaser is also an officer, director, or 10% stockholder of the Company.

    THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON OPTIONEES AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS, AND UPON RECIPIENTS OF STOCK RIGHTS, UNDER THE 1997 STOCK PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE

EMPLOYEE'S, DIRECTOR'S OR CONSULTANT'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE, DIRECTOR OR CONSULTANT MAY RESIDE.

REQUIRED VOTE

    At the Annual Meeting, the stockholders are being asked to approve the adoption of the 1997 Stock Plan. The affirmative vote of the holders of a majority of the shares entitled to vote at the Annual Meeting will be required to approve the adoption of the 1997 Stock Plan. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE COMPANY'S 1997 STOCK PLAN.

        PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    Management has selected Arthur Andersen LLP, independent accountants, to audit the books, records and accounts of the Company for the current fiscal year ending June 30, 1998. Arthur Andersen LLP has audited the Company's financial statements since the fiscal year ended June 30, 1987.

    The affirmative vote of the holders of a majority of the Company's Common Stock represented and voting at the meeting will be required to approve and ratify the Board's selection of Arthur Andersen LLP The Board of Directors recommends voting "FOR" approval and ratification of such selection. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

    A representative of Arthur Andersen LLP is expected to be available at the Annual Meeting to make a statement if such representative desires to do so and to respond to appropriate questions. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.

                                 OTHER MATTERS

    Management does not intend to bring before the meeting any matters other than those set forth herein, and has no present knowledge that any other matters will or may be brought before the meeting by others. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxies in accordance with their judgement.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Reese S. Terry, Jr.

                                          Secretary

                          CYBERONICS, INC.
                           1997 STOCK PLAN


     1.   PURPOSES OF THE PLAN.  The purposes of this Stock Plan are:

          - to attract and retain the best available personnel for positions of substantial responsibility,

          - to provide additional incentive to Employees, Directors and Consultants, and

          - to promote the success of the Company's business.

     Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Rights may also be granted under the Plan.

     2.   DEFINITIONS.  As used herein, the following definitions shall apply:

          (a) "ADMINISTRATOR" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

          (b) "APPLICABLE LAWS" means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Rights are, or will be, granted under the Plan.

          (c)  "BOARD" means the Board of Directors of the Company.

          (d)  "CODE" means the Internal Revenue Code of 1986, as amended.

          (e) "COMMITTEE" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

          (f)  "COMMON STOCK" means the common stock of the Company.

          (g)  "COMPANY" means Cyberonics, Inc., a Delaware corporation.

          (h) "CONSULTANT" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

          (i)  "DIRECTOR" means a member of the Board.

          (j) "DISABILITY" means total and permanent disability as defined in Section 22(e)(3) of the Code.

          (k) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          (m) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable; or

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          (n) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (o) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

          (p) "NOTICE OF GRANT" means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Right grant.

          (q) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (r)  "OPTION" means a stock option granted pursuant to the Plan.

          (s) "OPTION AGREEMENT" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (t) "OPTION EXCHANGE PROGRAM" means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

          (u) "OPTIONED STOCK" means the Common Stock subject to an Option or Stock Right.

          (v) "OPTIONEE" means the holder of an outstanding Option or Stock Right granted under the Plan.

          (w) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (x)  "PLAN" means this 1997 Stock Plan.

          (y) "RESTRICTED STOCK" means shares of Common Stock acquired pursuant to a grant of a Stock Right under Section 11 of the Plan.

          (z) "RESTRICTED STOCK AGREEMENT" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock received under a Stock Right. The Restricted Stock Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

          (aa) "RULE 16b-3" means Rule 16b-3 of the Exchange Act or any successor rule or provision.

          (bb) "SECTION 16(b)" means Section 16(b) of the Exchange Act.

          (cc) "SERVICE PROVIDER" means an Employee, Director or Consultant.

          (dd) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

          (ee) "STOCK RIGHT" means a right to acquire Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

          (ff) "SUBSIDIARY" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 1,000,000. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option or Stock Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); PROVIDED, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Stock Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are reacquired by the Company at their original purchase price (if any), such Shares shall become available for future grant under the Plan.

     4.   ADMINISTRATION OF THE PLAN.

          (a)  PROCEDURE.

               (i) MULTIPLE ADMINISTRATIVE BODIES. The Plan may be administered by different Committees with respect to different groups of Service Providers.

               (ii) SECTION 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

               (iii) RULE 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

               (iv) OTHER ADMINISTRATION. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

          (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i)    to determine the Fair Market Value;

               (ii) to select the Service Providers to whom Options and Stock Rights may be granted hereunder;

               (iii) to determine the number of shares of Common Stock to be covered by each Option and Stock Right granted hereunder;

               (iv)    to approve forms of agreement for use under the Plan;

               (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Right of the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

               (vi) to reduce the exercise price of any Option or Stock Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Right shall have declined since the date the Option or Stock Right was granted;

               (vii)     to institute an Option Exchange Program;

               (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

               (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

               (x) to modify or amend each Option or Stock Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

               (xi) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

               (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Right previously granted by the Administrator;

               (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

          (c) EFFECT OF ADMINISTRATOR'S DECISION. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Rights.

     5. ELIGIBILITY. Nonstatutory Stock Options and Stock Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

     6.   LIMITATIONS.

          (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (b) Neither the Plan nor any Option or Stock Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

          (c)  The following limitations shall apply to grants of
Options:

               (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 250,000 Shares.

               (ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 250,000 Shares which shall not count against the limit set forth in subsection (i) above.

               (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 13.

               (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

     7. TERM OF PLAN. Subject to Section 19 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

     8. TERM OF OPTION. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five
(5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

     9.   OPTION EXERCISE PRICE AND CONSIDERATION.

          (a) EXERCISE PRICE. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

               (i)    In the case of an Incentive Stock Option

                      (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                      (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

          (b) WAITING PERIOD AND EXERCISE DATES. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

          (c) FORM OF CONSIDERATION. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

               (i)     cash;

               (ii)    check;

               (iii)   promissory note;

               (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

               (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

               (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

               (vii)   any combination of the foregoing methods of payment; or

               (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

     10.  EXERCISE OF OPTION.

          (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed exercised when the Company receives:
(i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

               Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) TERMINATION OF RELATIONSHIP AS A SERVICE PROVIDER. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (c) DISABILITY OF OPTIONEE. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d) DEATH OF OPTIONEE. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (e) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     11.  STOCK RIGHTS.

          (a) GRANT. Stock Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares subject to the Stock Right, the price to be paid (if any), and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Agreement in such form as is determined by the Administrator.

          (b) REACQUISITION OPTION. Unless the Administrator determines otherwise, the Restricted Stock Agreement shall grant the Company a reacquisition option exercisable upon the voluntary or involuntary termination of the recipient's status as a Service Provider for any reason (including death or Disability) . The reacquisition price (if any) for Shares reacquired pursuant to the Restricted Stock Agreement shall be determined by the Administrator and may be paid by cancellation of any indebtedness of the recipient to the Company. The reacquisition option shall lapse at a rate determined by the Administrator.

          (c) OTHER PROVISIONS. The Restricted Stock Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

          (d) RIGHTS AS A SHAREHOLDER. Once Restricted Stock is acquired pursuant to a Stock Right, the recipient shall have rights equivalent to those of a shareholder, and shall be a shareholder when his or her acquisition is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance of Common Stock pursuant to a Stock Right, except as provided in Section 13 of the Plan.

     12. NON-TRANSFERABILITY OF OPTIONS AND STOCK RIGHTS. Unless determined otherwise by the Administrator, an Option or Stock Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Right transferable, such Option or Stock Right shall contain such additional terms and conditions as the Administrator deems appropriate.

     13. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET SALE.

          (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Right.

          (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company reacquisition option applicable to any Shares acquired upon exercise of an Option or Stock Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Right will terminate immediately prior to the consummation of such proposed action.

          (c) MERGER OR ASSET SALE. Subject to Section 13(d), in the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable, and any Company reacquisition option applicable to any Shares acquired upon exercise of an Option or Stock Right shall lapse as to all such Shares. If an Option or Stock Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Right, for each Share of Optioned Stock subject to the Option or Stock Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

          (d) CHANGE OF CONTROL. In the event of a Change of Control (as defined below), the Optionee shall fully vest in and have the right to exercise the Option or Stock Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable, and any Company reacquisition option applicable to any Shares acquired upon exercise of an Option or Stock Right shall lapse as to all such Shares. If an Option or Stock Right becomes fully vested and exercisable as the result of a Change of Control, the Administrator shall notify the Optionee in writing or electronically prior to the Change of Control that the Option or Stock Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Right shall terminate upon the expiration of such period. For purposes of this Plan, a "Change of Control" means the happening of any of the following events:

                (i) When any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), other than the Company, a subsidiary of the Company or a Company employee benefit plan, including any trustee of such plan acting as trustee, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors; or

                (ii) The shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the shareholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all the Company's assets; or

                (iii) A change in the composition of the Board of Directors of the Company, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are directors of the Company as of the date the Plan is approved by the shareholders, or (B) are elected, or nominated for election, to the Board of Directors of the Company with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

     14. DATE OF GRANT. The date of grant of an Option or Stock Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

     15.  AMENDMENT AND TERMINATION OF THE PLAN.

          (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or terminate the Plan.

          (b) SHAREHOLDER APPROVAL. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          (c) EFFECT OF AMENDMENT OR TERMINATION. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

     16.  CONDITIONS UPON ISSUANCE OF SHARES.

          (a) LEGAL COMPLIANCE. Shares shall not be issued pursuant to the exercise of an Option or Stock Right unless the exercise of such Option or Stock Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) INVESTMENT REPRESENTATIONS. As a condition to the exercise of an Option or Stock Right, the Company may require the person exercising such Option or Stock Right to represent and warrant at the time of any such exercise that the Shares are being acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     17. INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     18. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     19. SHAREHOLDER APPROVAL. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                          CYBERONICS, INC.
                           1997 STOCK PLAN

                       STOCK OPTION AGREEMENT


     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.   NOTICE OF STOCK OPTION GRANT

     [Optionee's Name, Address and Social Security Number]

     You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

     Date of Grant                           _________________________

     Vesting Commencement Date               _________________________

     Exercise Price per Share                $________________________

     Total Number of Shares Granted          _________________________

     Total Exercise Price                    $________________________

     Type of Option:                         ___  Incentive Stock Option

                                             ___  Nonstatutory Stock Option

     Term/Expiration Date:                   _________________________


     Vesting Schedule:                       1/60th of the Shares subject
                                             to the Option shall vest
                                             each month after the Vesting
                                             Commencement Date until the
                                             Option is fully vested,
                                             subject to the Optionee
                                             continuing to be a Service
                                             Provider on such dates.

     Termination Period:                     This Option may be exercised
                                             for ninety (90) days after
                                             Optionee ceases to be a
                                             Service Provider.  Upon the
                                             death or Disability of the
                                             Optionee, this Option may be
                                             exercised one (1) year after
                                             Optionee ceases to be a
                                             Service Provider.  In no
                                             event shall this Option be
                                             exercised later than the
                                             Term/Expiration Date as
                                             provided above.

II.  AGREEMENT

     1. GRANT OF OPTION. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

     2.   EXERCISE OF OPTION.

          (a) RIGHT TO EXERCISE. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

          (b) METHOD OF EXERCISE. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to the Director of Corporate Compliance or to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

     No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

     3. METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the
Optionee:

          (a)  cash; or

          (b)  check; or

          (c) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; or

          (d) surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares; or

     4. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     5. TERM OF OPTION. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

     6. TAX CONSEQUENCES. Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

          (a)  EXERCISING THE OPTION.

               (i) NONSTATUTORY STOCK OPTION. The Optionee may incur regular federal income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

               (ii) INCENTIVE STOCK OPTION. If this Option qualifies as an ISO, the Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee ceases to be an Employee but remains a Service Provider, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the date three (3) months and one
(1) day following such change of status.

          (b)  DISPOSITION OF SHARES.

               (i) NSO. If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

               (ii) ISO. If the Optionee holds ISO Shares for at least one year after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of
(A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

          (c) NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or
(ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

     7. ENTIRE AGREEMENT; GOVERNING LAW. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

     8. NO GUARANTEE OF CONTINUED SERVICE. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE

OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT
CAUSE.

     By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:                          CYBERONICS, INC.



_______________________________    _______________________________________
Signature                          By:

_______________________________    _______________________________________
Social Security Number             Title:

_______________________________
Printed Name

_______________________________
Residence Address

                              EXHIBIT A

                           1997 STOCK PLAN

                           EXERCISE NOTICE


Cyberonics, Inc.
__________________
__________________

Attention:  Chief Financial Officer

     1.   EXERCISE OF OPTION.  Effective as of today, ___________, ___,
____, the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of Cyberonics, Inc. (the "Company") under and pursuant to the 1997 Stock Plan (the "Plan") and the Stock Option Agreement dated _______________, 19___ (the "Option Agreement"). The purchase price for the Shares shall be $_______________, as required by the Option Agreement.

     2. DELIVERY OF PAYMENT. Purchaser herewith delivers to the Company the full purchase price for the Shares.

     3. REPRESENTATIONS OF PURCHASER. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     4. RIGHTS AS SHAREHOLDER. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 13 of the Plan.

     5. TAX CONSULTATION. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     6. ENTIRE AGREEMENT; GOVERNING LAW. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

Submitted by:                         Accepted by:

PURCHASER:                            CYBERONICS, INC.


_________________________________     _____________________________________
Signature                             By:

_________________________________     _____________________________________
Print Name                            Its:

_________________________________
Social Security Number


Address:                              Address:
--------                              --------


_________________________________     Cyberonics, Inc.


_________________________________     _____________________________________


_________________________________     _____________________________________
Date Received

                              EXHIBIT B

                         SECURITY AGREEMENT



     This Security Agreement is made as of __________, 19___ between Cyberonics, Inc., a Delaware corporation ("Pledgee"), and
_________________________ ("Pledgor").

                              RECITALS

     Pursuant to Pledgor's election to purchase Shares under the Option Agreement dated ________ (the "Option"), between Pledgor and Pledgee under Pledgee's 1997 Stock Plan, and Pledgor's election under the terms of the Option to pay for such shares with his promissory note (the "Note"), Pledgor has purchased _________ shares of Pledgee's Common Stock (the "Shares") at a price of $________ per share, for a total purchase price of $__________. The Note and the obligations thereunder are as set forth in Exhibit C to the Option.

     NOW, THEREFORE, it is agreed as follows:

     1. CREATION AND DESCRIPTION OF SECURITY INTEREST. In consideration of the transfer of the Shares to Pledgor under the Option Agreement, Pledgor, pursuant to the California Commercial Code, hereby pledges all of such Shares (herein sometimes referred to as the "Collateral") represented by certificate number ______, duly endorsed in blank or with executed stock powers, and herewith delivers said certificate to the Secretary of Pledgee ("Pledgeholder"), who shall hold said certificate subject to the terms and conditions of this Security Agreement.

The pledged stock (together with an executed blank stock assignment for use in transferring all or a portion of the Shares to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by the Pledgeholder as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Pledgor pursuant to the terms of the Option, and the Pledgeholder shall not encumber or dispose of such Shares except in accordance with the provisions of this Security Agreement.

     2. PLEDGOR'S REPRESENTATIONS AND COVENANTS. To induce Pledgee to enter into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

          a. PAYMENT OF INDEBTEDNESS. Pledgor will pay the principal sum of the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

          b. ENCUMBRANCES. The Shares are free of all other encumbrances, defenses and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

          c. MARGIN REGULATIONS. In the event that Pledgee's Common Stock is now or later becomes margin-listed by the Federal Reserve Board and Pledgee is classified as a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G"), Pledgor agrees to cooperate with Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

     3. VOTING RIGHTS. During the term of this pledge and so long as all payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

     4. STOCK ADJUSTMENTS. In the event that during the term of the pledge any stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

     5. OPTIONS AND RIGHTS. In the event that, during the term of this pledge, subscription Options or other rights or options shall be issued in connection with the pledged Shares, such rights, Options and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Shares pledged.

     6. DEFAULT. Pledgor shall be deemed to be in default of the Note and of this Security Agreement in the event:

          a. Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more; or

          b. Pledgor fails to perform any of the covenants set forth in the Option or contained in this Security Agreement for a period of 10 days after written notice thereof from Pledgee.

     In the case of an event of Default, as set forth above, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue its remedies under the California Commercial Code.

     7. RELEASE OF COLLATERAL. Subject to any applicable contrary rules under Regulation G, there shall be released from this pledge a portion of the pledged Shares held by Pledgeholder hereunder upon payments of the principal of the Note. The number of the pledged Shares which shall be released shall be that number of full Shares which bears the same proportion to the initial number of Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note.

     8. WITHDRAWAL OR SUBSTITUTION OF COLLATERAL. Pledgor shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

     9. TERM. The within pledge of Shares shall continue until the payment of all indebtedness secured hereby, at which time the remaining pledged stock shall be promptly delivered to Pledgor, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.

     10. INSOLVENCY. Pledgor agrees that if a bankruptcy or insolvency proceeding is instituted by or against it, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

     11. PLEDGEHOLDER LIABILITY. In the absence of willful or gross negligence, Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder.

     12. INVALIDITY OF PARTICULAR PROVISIONS. Pledgor and Pledgee agree that the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

     13. SUCCESSORS OR ASSIGNS. Pledgor and Pledgee agree that all of the terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

     14. GOVERNING LAW. This Security Agreement shall be interpreted and governed under the internal substantive laws, but not the choice of law rules, of Texas.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



"PLEDGOR"                     __________________________________________
                              Signature

                              __________________________________________
                              Print Name

                              __________________________________________
                              Social Security Number

                              __________________________________________
                              Address

                              __________________________________________


"PLEDGEE"                     Cyberonics, Inc.,
                              a Delaware corporation


                              By:_______________________________________
                                 Signature

                              __________________________________________
                              Print Name

                              Its:_______________________________________
                                  Title


"PLEDGEHOLDER"                __________________________________________
                              Signature

                              __________________________________________
                              Print Name
                              Title:  Secretary of Cyberonics, Inc.

                              EXHIBIT C

                                NOTE

$_______________                                      Webster, Texas

                                               ______________, 19___


     FOR VALUE RECEIVED, _______________________ promises to pay to Cyberonics, Inc., a Delaware corporation (the "Company"), or order, the principal sum of _______________________ ($_____________), together with interest on the unpaid principal hereof from the date hereof at the rate of _______________ percent (____%) per annum, compounded semiannually.

     Principal and interest shall be due and payable on __________, 19___. Payment of principal and interest shall be made in lawful money of the United States of America.

     The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.

     This Note is subject to the terms of the Option, dated as of ________________. This Note is secured in part by a pledge of the Company's Common Stock under the terms of a Security Agreement of even date herewith and is subject to all the provisions thereof.

     The holder of this Note shall have full recourse against the undersigned, and shall not be required to proceed against the collateral securing this Note in the event of default.

     In the event the undersigned shall cease to be an employee, director or consultant of the Company for any reason, this Note shall, at the option of the Company, be accelerated, and the whole unpaid balance on this Note of principal and accrued interest shall be immediately due and payable.

     Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned.

                                   ____________________________________
                                   Signature

_______________________________    ____________________________________
Social Security Number             Printed Name

                                 DETACH HERE                               CYD1

PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                              CYBERONICS, INC.

               ANNUAL MEETING OF STOCKHOLDERS - JANUARY 8, 1998

     The undersigned stockholder of Cyberonics, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting of Stockholders, and hereby appoints Robert P. Cummins and John K. Bakewell, and each of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Cyberonics, Inc., to be held on January 8, 1998, at 9:00 a.m., local time, at the South Shore Harbor Resort & Conference Center, 3500 South Shore Boulevard, League City, Texas, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

     A majority of such attorneys and substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said attorney-in-fact hereunder.

                CONTINUED AND TO BE SIGNED ON REVERSE SIDE     SEE REVERSE SIDE

                                 DETACH HERE                               CYD1


/X/  Please mark
     votes as in
     this example.

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR APPROVAL OF THE COMPANY'S 1997 STOCK PLAN, FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.


                                                                                          FOR      AGAINST    ABSTAIN
     1.   ELECTION OF DIRECTORS.                    2. PROPOSAL TO APPROVE THE            / /        / /        / /
                                                       COMPANY'S 1997 STOCK PLAN.

          NOMINEES:  Robert P. Cummins;
                     Reese S. Terry, Jr.;
                     Thomas A. Duerden, Ph.D.;
                     Stanley H. Appel, M.D.;
                     Tony Coelho;
                     Michael J. Strauss, M.D.

                     FOR   WITHHELD                 3. PROPOSAL TO RATIFY THE APPOINT-   / /        / /        / /
                     / /     / /                       MENT OF ARTHUR ANDERSEN LLP
                                                       AS THE COMPANY'S INDEPENDENT
                                                       PUBLIC ACCOUNTANTS FOR THE
                                                       1998 FISCAL YEAR.
     / / _________________________________________
         For all nominations except as noted above   and upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.

                                                    MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT    / /

                                                    (This proxy should be dated, signed by the
                                                    stockholder(s) exactly as his or her name
                                                    appears hereon and returned promptly in the
                                                    enclosed envelope. Persons signing in a fiduciary
                                                    capacity should so indicate. If the shares are held
                                                    by joint tenants or as community property, both
                                                    should sign.)

Signature: ________________________ Date: _________________ Signature: ___________________ Date: ______________
